PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
("PVC" or "the Fund")
Class 1 and Class 2 Shares
Statement of Additional Information
dated May 1, 2014 as amended and restated November 18, 2014 and February 17, 2015
Information incorporated by reference: The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2013 and the unaudited financial statements and schedules of investments included in the Fund’s Semiannual Report to Shareholders, for the period ended June 30, 2014, are hereby incorporated by reference into and are legally a part of this SAI.
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI for the Classes 1 and 2 shares together with the Fund's prospectuses dated May 1, 2014 for the Classes 1 and 2 shares; November 18, 2014 for the Class 2 shares of the Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 Accounts; and February 17, 2015 for the Class 2 shares of the SmallCap Blend Account.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Variable Contracts Funds, Inc.
P. O. Box 8024
Boston, MA 02266-8024
The Principal Variable Contracts Funds, Inc. prospectuses may be viewed at www.PrincipalFunds.com/pvcprospectus.

FUND HISTORY
Principal Variable Contracts Funds, Inc. (the “Fund” or “PVC”) was organized as Principal Variable Contracts Fund, Inc. on May 27, 1997 as a Maryland corporation. The Fund changed its name to Principal Variable Contracts Funds, Inc. effective May 17, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Balanced	X
Bond & Mortgage Securities	X
Bond Market Index	X
Diversified Balanced		X
Diversified Balanced Managed Volatility		X
Diversified Growth		X
Diversified Growth Managed Volatility		X
Diversified Income		X
Diversified International	X	X
Equity Income	X	X
Government & High Quality Bond	X	X
Income	X	X
International Emerging Markets	X
LargeCap Blend II	X	X
LargeCap Growth	X	X
LargeCap Growth I	X
LargeCap S&P 500 Index	X
LargeCap S&P 500 Managed Volatility Index	X
LargeCap Value	X
MidCap	X	X
Money Market	X	X
Principal Capital Appreciation	X	X
Principal LifeTime Strategic Income	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X	X
Principal LifeTime 2030	X	X
Principal LifeTime 2040	X	X
Principal LifeTime 2050	X	X
Principal LifeTime 2060	X
Real Estate Securities	X	X
SAM (Strategic Asset Management) Balanced	X	X
SAM (Strategic Asset Management) Conservative Balanced	X	X
SAM (Strategic Asset Management) Conservative Growth	X	X
SAM (Strategic Asset Management) Flexible Income	X	X
SAM (Strategic Asset Management) Strategic Growth	X	X
Short-Term Income	X	X
SmallCap Blend	X	X
SmallCap Growth II	X	X
SmallCap Value I	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.
Principal Management Corporation (“PMC” or “Principal” or the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Accounts." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Accounts is diversified except Real Estate Securities Account which is non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.
The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectus are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”). Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.
The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”
With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fundamental Restrictions
Each of the following numbered restrictions for the Accounts (which includes the Strategic Asset Management Portfolios) is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Account may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Account may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
Account may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Account reserves freedom of action to hold and to sell real estate acquired as a result of the Account’s ownership of securities.

4)
Account may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Account may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Account, except the Real Estate Securities Account, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)	Account may not act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)
Account may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Real Estate Securities Account (the restriction applies to the Bond Market Index Account, LargeCap S&P 500 Index Account, and LargeCap S&P 500 Managed Volatility Index Account except to the extent that the related Index is also so concentrated).

The Real Estate Securities Account will concentrate its investments in a particular industry or group of industries as described in the prospectus.
Non-Fundamental Restrictions
Each of the Accounts, except the Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

1)
Invest more than 15% (5% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The Bond Market Index, LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
Each Account (except Balanced, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, Diversified Income, Diversified International, Income, Principal Capital Appreciation, Short-Term Income and each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. This policy applies at the time of purchase. The Account will provide 60 days' notice to shareholders prior to implementing a change in this policy for the Account. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios and the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility and Diversified Income Accounts have also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)
Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.
Investment Strategies and Risks
Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodities
Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Accounts, neither PVC nor any of its individual Accounts is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Account is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

Borrowing
If a fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act limits a fund’s ability to borrow money. For example, a fund may borrow for temporary purposes so long as the amount borrowed does not exceed 5% of the fund's total assets.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Accounts may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Accounts interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions. The Accounts view their investments in privately issued mortgage-related securities, asset-backed securities or tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Restricted and Illiquid Securities
An Account may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. Each of the Accounts has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets (or, in the case of the Money Market Account, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

•
American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.
Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.
Securities of Smaller Companies
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.
Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the "conversion value" of a convertible security increases to a point that approximates or exceeds its "investment value," the value of the security will be principally influenced by its conversion value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account) may each engage in the practices described under this heading.

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Spread Transactions. Each Account may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Account may purchase spread options. The purchase of a covered spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

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Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

The Accounts may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, an Account is at risk that the other party to the transaction will default on its obligations or will not permit the Account to terminate the transaction before its scheduled maturity. While an Account will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with an Account, there can be no assurance that an Account will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that an Account would have to exercise the option in order to consummate the transaction.

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Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

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Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

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Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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Index Warrants. Accounts may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Account were not to exercise an index warrant prior to its expiration, then an Account would lose the amount of the purchase price paid by it for the warrant. An Account will normally use index warrants in a manner similar to its use of options on securities indices.

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Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

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Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

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Futures Contracts. An Account may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.
In using futures contracts, the Account may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

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Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

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Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. An Account’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Limitations on the Use of Futures, Options on Futures Contracts, and Swaps. Each Account that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Account is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.
When an Account purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.
High Yield Bonds (“Junk Bonds”)
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Inflation-Indexed Bonds
The funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”)
Zero-Coupon Securities
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Securities Lending
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 102% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.
Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Foreign Currency Transactions
Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.
To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

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Options on Foreign Currencies. In addition, a fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a fund may buy put options on the foreign currency. If the value of the currency declines, a fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses or lesser gains on transactions in foreign currency options that would require a fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected by a fund, will expire unexercised and allow a fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a fund than a fund that is not over-weighted in that region.

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Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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Forward Foreign Currency Exchange Contracts. The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
An Account segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.
An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swap Agreements and Options on Swap Agreements
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).
An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
Interest rate swaps involve the exchange by an Account with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.
An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, an Account may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
The Accounts may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, an Account may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. An Account can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which an Account is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
The Accounts may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that an Account invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an Account bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as an Account. Interests in privately offered investment pools of swaps may be considered illiquid.
The Accounts may enter into contracts for differences. “Contracts for differences” are swap arrangements in which an Account may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, an Account’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, an Account’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. An Account may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. An Account may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. An Account may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
The swap agreements the Accounts enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, an Account's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements for which the Account segregates assets will not be construed to be “senior securities” for purposes of the Account's investment restriction concerning senior securities.
Swaps can be highly volatile and may have a considerable impact on an Account’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements.
Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.
Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.
The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.
For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap, however, in applying certain of the Accounts’ investment policies and restrictions the Account will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Accounts’ other investment policies and restrictions. For example, an Account may value credit default swaps at full exposure value for purposes of the Account’s credit quality guidelines because such value reflects the Account’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Account is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Accounts for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
Money Market Instruments/Temporary Defensive Position
All of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

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Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

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Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Municipal Obligations
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

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Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

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Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

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Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

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Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.

The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

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Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

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Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Other Investment Companies
Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
As a shareholder in an investment company, an Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Account would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans (they could also be unrated but of comparable quality). A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.
Variable and Floating Rate Instruments
The Accounts may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for an Account to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that an Account is not entitled to exercise its demand rights, and an Account could, for these or other reasons, suffer a loss with respect to such instruments.
Warrants and Rights
The Accounts may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
Preferred Securities
There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Preferred Securities - Generally. Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes ("CoCos"), contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Step-Coupon Securities
The Accounts may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a fund to dispose of them or determine their current value.
“Stripped” Securities
The Accounts may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Supranational Entities
The Accounts may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders. The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Account/Portfolio	2013	2012	Explanation
Diversified Balanced	10.1%	56.6%	During 2012, an underlying fund was substituted which increased turnover. Turnover stabilized in 2013.
Diversified Growth	7.7%	42.6%	During 2012, an underlying fund was substituted which increased turnover. Turnover stabilized in 2013.
LargeCap S&P 500 Index Account	7.4%	3.3%	Turnover was elevated in 2013 due to shareholder purchases and redemptions as well as rebalancing activity.
Principal LifeTime 2020	49.6%	24.4%	The portfolio management team for the Principal LifeTime Accounts changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2030	58.6%	18.5%	The portfolio management team for the Principal LifeTime Accounts changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2040	67.2%	30.1%	The portfolio management team for the Principal LifeTime Accounts changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Principal LifeTime 2050	68.0%	17.7%	The portfolio management team for the Principal LifeTime Accounts changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
Real Estate Securities	22.1%	44.1%
The Real Estate Securities Account was removed as an underlying fund to the Principal LifeTime Accounts in 2012; therefore, portfolio turnover was higher in 2012 than in 2013. Turnover stabilized in 2013.

SAM Balanced	46.7%	9.1%	The portfolio management team for the Principal SAM Portfolios changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
SAM Conservative Balanced	35.6%	15.7%	The portfolio management team for the Principal SAM Portfolios changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
SAM Conservative Growth	48.5%	12.5%	The portfolio management team for the Principal SAM Portfolios changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
SAM Flexible Income Portfolio	29.7%	11.7%	The portfolio management team for the Principal SAM Portfolios changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
SAM Strategic Growth Portfolio	62.5%	13.9%	The portfolio management team for the Principal SAM Portfolios changed several underlying equity funds in 2013 which resulted in higher turnover than in 2012.
LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PVC rests with the Board of Directors, who are elected by PVC's shareholders. In addition to serving on the Board of PVC, each Director serves on the Board of Principal Funds, Inc. (“PFI”). The Board is responsible for overseeing the operations of PVC in accordance with the provisions of the 1940 Act, other applicable laws and PVC’s charter. The Board elects the officers of PVC to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PVC's advisory contracts. The Board is currently composed of eleven members, nine of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PVC. The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication among the Independent Directors, management of PVC and the full Board. PVC has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series or portfolios that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC. The appropriateness of this structure is enhanced by PVC’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PVC. As required by rules the SEC has adopted under the 1940 Act, PVC's Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PVC and PFI since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes. Mr. Barnes has served as a Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PVC and PFI since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PVC and PFI since 2004. He is a Certified Public Accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PVC and PFI since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball. Mr. Kimball has served as a Director of PVC and PFI since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as a director of PVC and PFI since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Daniel Pavelich. Mr. Pavelich has served as a Director of PVC and PFI since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012. Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC. Since 2007, Mr. Beer has served as the President and a director of Princor and PSS since 2007. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PVC and PFI since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PVC and is addressed as part of various Board and Committee activities. As part of its regular oversight of PVC, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PVC's Chief Compliance Officer, the independent registered public accounting firm for PVC, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PVC. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PVC's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC's compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers. In addition, as part of the Board's periodic review of PVC's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PVC officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PVC's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. Because the 15(c) Committee is new, it held no meetings during the last fiscal year.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held seven meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held four meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 655 9th Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.
Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Funds, Inc.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 655 9th Street, Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	120	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 655 9th Street, Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	120	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Craig Damos 655 9th Street, Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	120	Hardin Construction

Mark A. Grimmett 655 9th Street, Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	120	None

Fritz S. Hirsch 655 9th Street, Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	120	Focus Products Group (housewares)

Tao Huang 655 9th Street, Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	120	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 655 9th Street, Des Moines, IA 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	120	Casey's General Stores

Karen (“Karrie”) McMillan 655 9th Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Formerly, General Counsel, Investment Company Institute*	120	None

Daniel Pavelich 655 9th Street, Des Moines, IA 50392 1944	Director Member Audit Committee	Since 2007	Retired	120	None

*
Ms. McMillan served as an officer of the Investment Company Institute, a national association of U.S. investment companies. Appendix A provides information about the members of the Investment Company Institute’s Board of Governors who are affiliates of the Funds’ investment advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (“PMC,” “Principal” or the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Director Executive Vice President Member Executive Committee	Since 2012 Since 2001	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC EVP/Chief Operating Officer, PMC Director, Princor President, Princor Director, PSS, (since 2011) President, PSS, (since 2011)	120	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Chief Executive Officer President Director Member Executive Committee	Since 2012 Since 2010 Since 2008 Since 2008	Director, Edge (2008-2011) Director, Finisterre, (since 2011) Chairman, PFA, (since 2010) Chairman, PFD, (since 2011) Senior Vice President/RIS, PLIC Chairman, PMC, (since 2011) President, PMC, (since 2008) Chairman, Princor, (since 2011) Chief Executive Officer, Princor, (since 2009) Chairman, PSS, (since 2011)	120	None
**   Abbreviations used in this table:

•	Columbus Circle Investors (CCI)

•	Edge Asset Management, Inc. (Edge)

•	Finisterre Capital LLP (Finisterre)

•	Principal Financial Advisors, Inc. (PFA)

•	Princor Financial Services Corporation (Princor)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Global Investors, LLC (PGI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC)

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)
Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Funds, Inc.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Director (since 2012) Executive Vice President (since 2001) Member Executive Committee
Executive Vice President, PFD
VP/Mutual Funds & Broker Dealer, PLIC
Director, PMC
EVP/Chief Operating Officer, PMC
Director, Princor
President, Princor
Director, PSS, (since 2011)
President, PSS, (since 2011)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (since 2010)
Assistant Controller, PFD (2007-2010)
Chief Financial Officer, PFD (since 2010)
Chief Financial Officer, PMC (since 2010)
Financial Controller, PMC (2008-2010)
Assistant Controller, Princor (2009-2010)
Chief Financial Officer, Princor (since 2010)
Financial Controller, Princor (2008-2009)
Assistant Controller, PSS (2007-2010)
Chief Financial Officer, PSS (since 2010)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, PMC Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Des Moines, IA 50392 1963	Treasurer (since 2011)
Vice President/Treasurer, Edge, (since 2011)
Vice President/Treasurer, PFA, (since 2011)
Vice President/Treasurer, PFD, (since 2011)
Vice President/Treasurer, PGI, (since 2011)
Vice President/Treasurer, PLIC, (since 2011)
Vice President/Treasurer, PMC, (since 2011)
Vice President/Treasurer, Post, (since 2011)
Vice President/Treasurer, Principal-REI, (since 2011)
Vice President/Treasurer, Princor, (since 2011)
Vice President/Treasurer, PSS, (since 2011)
Treasurer, Spectrum, (since 2011)

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Chief Executive Officer (since 2010) President (since 2008) Director (since 2008) Member Executive Committee
Director, Edge (2008-2011)
Director, Finisterre, (since 2011)
Chairman, PFA, (since 2010)
Chairman, PFD, (since 2011)
Senior Vice President/RIS, PLIC
Chairman, PMC, (since 2011)
President, PMC, (since 2008)
Chairman, Princor, (since 2011)
Chief Executive Officer, Princor, (since 2009)
Chairman, PSS, (since 2011)

Ernest H. Gillum Des Moines, IA 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President/Chief Compliance Officer, PMC Vice President/Chief Compliance Officer, PSS

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Mills Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PFD, (2009-2013) Counsel, PLIC Counsel, PMC, (2009-2013, 2014-present) Counsel, Princor, (2009-2013) Counsel, PSS, (2009-2013)

Layne A. Rasmussen Des Moines, IA 50392 1958	Chief Financial Officer (2008-2014) Vice President (since 2005) Controller (since 2000)	Vice President/Controller-Principal Funds, PMC

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, PMC
Assistant Vice President/Treasury, Princor (since 2013)
Director-Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (2007-2013) Vice President, Princor (2007-2009)

Clint Woods Des Moines, IA 50392 1961	Counsel (since 2015) Assistant Counsel (2014)	Associate General Counsel, AEGON (2003-2012) Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)
**   Abbreviations used in this table:

•	AEGON USA Investment Management, LLC (AEGON)

•	Columbus Circle Investors (CCI)

•	Edge Asset Management, Inc. (Edge)

•	Principal Financial Advisors, Inc. (PFA)

•	Princor Financial Services Corporation (Princor)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Global Investors, LLC (PGI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC)

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)

•	Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2013. As of that date, Directors did not own shares of Accounts not listed.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0

B	$1 up to and including $10,000

C	$10,001 up to and including $50,000

D	$50,001 up to and including $100,000

E	$100,001 or more
Independent Directors (not Considered to be "Interested Persons")

PVC Funds*	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	Kimball	McMillan**	Pavelich
Diversified International	A	A	A	A	A	A	D	A	A
Equity Income	A	A	A	A	A	A	D	A	A
MidCap	A	A	A	A	A	A	E	A	A
Real Estate Securities	A	A	A	A	A	A	D	A	A
SAM Flexible Income	A	A	A	A	A	A	E	A	A

Total Fund Complex	E	E	E	E	E	E	E	A	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.
** Ms. McMillan was not a director as of December 31, 2013.
Directors Considered to be "Interested Persons"

Principal Variable Contracts Funds*	Beer	Everett
SAM Strategic Growth Portfolio	E	A

Total Fund Complex	E	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.
Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.
The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2013. On that date, there were 2 funds (with a total of 104 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$15,381	$185,000
Leroy Barnes	$16,022	$192,750
Craig Damos	$16,434	$197,750
Mark A. Grimmett	$18,484	$222,375
Fritz Hirsch	$16,480	$198,375
Tao Huang	$15,799	$190,125
William C. Kimball	$15,922	$191,500
Karen ("Karrie") McMillan*	$0	$0
Daniel Pavelich	$17,694	$212,875

*	Director’s appointment effective September 10, 2014.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the 655 9th Street, Des Moines, IA 50392.
Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Principal provides investment advisory services with respect to 10-35% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, SmallCap Growth Account II, and SmallCap Value Account I.
Principal provides investment advisory services to the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility and Diversified Income Accounts.
Principal also provides investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to assist in managing those Accounts.
The following Accounts have adopted a special cash management program, which is executed by Principal: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I.
Each Account in the cash management program invests its cash in money market investments and in stock index futures contracts reflecting the Account’s market capitalization to gain exposure to the market.
Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC.

Account(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:
ClearBridge Investments, LLC (“ClearBridge”) is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms as well as a provider of distribution and client-service. Legg Mason, Inc. was founded in 1899.

Account(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI, which is a member of the Principal Financial Group.

Account(s):	LargeCap Growth

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group.

Account(s):
Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, and Short-Term Income

Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management.

Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:
J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("J.P. Morgan"), a bank holding company. J.P. Morgan offers services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s):	a portion of the assets of SmallCap Value I

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Account(s):	Bond Market Index

Sub-Advisor:
Principal Global Investors, LLC (“PGI”), is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life.

Account(s):
Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, SmallCap Blend, and a portion of the assets of LargeCap S&P 500 Managed Volatility Index

Sub-Advisor:
Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group. It manages investments for institutional investors, including Principal Life.

Account(s):	Real Estate Securities

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum"), is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group.

Account(s):	a portion of the assets of the LargeCap S&P 500 Managed Volatility Index

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.

Account(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I
Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Accounts. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, Principal, the Distributor, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

Management Agreement
For providing the investment advisory services and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates: The management fee schedules for the Accounts are as follows (expressed as a percentage of average net assets):

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II	0.75%	0.70%	0.65%	0.60%	0.55%
Diversified International	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets	1.25%	1.20%	1.15%	1.10%	1.05%

	Net Asset Value of Account
Account	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Asset Value of Account
Account	First $2 billion	Over $2 billion
Government & High Quality Bond	0.50%	0.45%
Income	0.50%	0.45%

Net Asset Value of Account
Account	Overall Fee
Bond Market Index	0.25%
Diversified Balanced	0.05%
Diversified Balanced Managed Volatility	0.05%
Diversified Growth	0.05%
Diversified Growth Managed Volatility	0.05%
Diversified Income	0.05%
LargeCap S&P 500 Index	0.25%
LargeCap S&P 500 Managed Volatility Index	0.45%
Principal LifeTime Strategic Income	0.03%
Principal LifeTime 2010	0.03%
Principal LifeTime 2020	0.03%
Principal LifeTime 2030	0.03%
Principal LifeTime 2040	0.03%
Principal LifeTime 2050	0.03%
Principal LifeTime 2060	0.03%

	Net Asset Value of Account
Account	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%

	Net Asset Value of Account
Account	First $500 million	Over $500 million
Principal Capital Appreciation	0.625%	0.50%

	Net Asset Value of Account
Account	First $1 billion	Over $1 billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25%	0.20%
SAM Conservative Growth Portfolio*	0.25%	0.20%
SAM Flexible Income Portfolio*	0.25%	0.20%
SAM Strategic Growth Portfolio*	0.25%	0.20%
* Breakpoints are based on aggregate SAM Portfolio net assets

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Balanced	0.60%	0.55%	0.50%	0.45%	0.40%
Bond & Mortgage Securities	0.50%	0.45%	0.40%	0.35%	0.30%
Equity Income	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
MidCap	0.65%	0.60%	0.55%	0.50%	0.45%
Money Market	0.50%	0.45%	0.40%	0.35%	0.30%
Real Estate Securities	0.90%	0.85%	0.80%	0.75%	0.70%
SmallCap Blend	0.85%	0.80%	0.75%	0.70%	0.65%
SmallCap Growth II	1.00%	0.95%	0.90%	0.85%	0.80%
SmallCap Value I	1.10%	1.05%	1.00%	0.95%	0.90%
Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.
Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, and fees for Custodian of the Account.
Principal has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Accounts. The reductions and reimbursement are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts' exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
Diversified Balanced Managed Volatility	N/A	0.31%	April 30, 2015
Diversified Growth Managed Volatility	N/A	0.31%	April 30, 2015
LargeCap S&P 500 Managed Volatility Index	0.49%	N/A	April 30, 2015
Principal LifeTime 2060	0.13%	N/A	April 30, 2015
SmallCap Value I	0.99%	1.24%	April 30, 2015

In addition, Principal has contractually agreed to limit certain of the Accounts' management fees. The expense limit will reduce the Accounts' Management Fees by the amounts listed below:

Account	Waiver	Expiration
LargeCap Blend II	0.018%	April 30, 2015
LargeCap Growth I	0.016%	April 30, 2015
SmallCap Growth II	0.100%	April 30, 2015
SmallCap Value I	0.020%	April 30, 2015
Principal has contractually agreed to reduce Short-Term Income Account's expenses by 0.01% through the period ending April 30, 2015.
Principal has voluntarily agreed to limit certain expenses of the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for such Accounts. The expense limits may be terminated at any time.
Money Market Account: The Distributor has voluntarily agreed to limit the Account's Distribution and/or Service (12b-1) Fees normally payable by the Account. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class 2 shares. Principal has also voluntarily agreed to limit the Account's expenses to the extent necessary to maintain a 0% yield. The expense limits may be terminated at any time.

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31, (amounts in thousands)
Account	2013	2012	2011
Balanced Account	303	306	324
Bond & Mortgage Securities Account	1,458	1,468	1,471
Bond Market Index Account	2,478	983
Diversified Balanced Account	362	227	121
Diversified Balanced Managed Volatility Account	–
Diversified Growth Account	834	490	271
Diversified Growth Managed Volatility Account	–
Diversified Income Account	41	5
Diversified International Account	3,991	3,692	4,102
Equity Income Account	3,052	3,010	3,006
Government & High Quality Bond Account	2,033	2,237	2,381
Income Account	1,424	1,403	1,184
International Emerging Markets Account	1,648	1,866	2,155
LargeCap Blend Account II	1,214	1,217	1,292
LargeCap Growth Account	1,174	1,380	1,350
LargeCap Growth Account I	1,943	1,862	1,875
LargeCap S&P 500 Index Account	2,995	1,890	1,190
LargeCap S&P 500 Managed Volatility Index Account	4
LargeCap Value Account	1,277	1,288	1,174
MidCap Account	3,346	3,058	3,030
Money Market Account	1,312	1,370	1,393
Principal Capital Appreciation Account	657	967	972
Principal LifeTime 2010 Account	14	10	9
Principal LifeTime 2020 Account	66	14	15
Principal LifeTime 2030 Account	30	61	60
Principal LifeTime 2040 Account	9	26	25
Principal LifeTime 2050 Account	6	7	7
Principal LifeTime 2060 Account	–	4	4
Principal LifeTime Strategic Income Account	10
Real Estate Securities Account	1,231	1,236	1,269
SAM Balanced Portfolio	2,219	2,083	2,100
SAM Conservative Balanced Portfolio	499	466	450
SAM Conservative Growth Portfolio	574	513	508
SAM Flexible Income Portfolio	540	505	473
SAM Strategic Growth Portfolio	420	360	352
Short-Term Income Account	1,274	1,237	1,148
SmallCap Blend Account	476	411	439
SmallCap Growth Account II	605	535	569
SmallCap Value Account I	1,225	1,110	1,171
Sub-Advisory Agreements for the Accounts
Accounts for which Columbus Circle Investors (“CCI”) serves as Sub-Advisor. CCI is Sub-Advisor for the Account identified in the table below. Principal pays CCI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for the Account included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g., large cap growth) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Next $500 million	Next $2.5 billion	Over $4.5 billion
LargeCap Growth	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

Accounts for which Edge Asset Management ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.
In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. income) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Government & High Quality Bond	0.1126%	0.0979%	0.0930%	0.0881%
Income	0.1126%	0.0979%	0.0930%	0.0881%
Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Account	Table C Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416%
SAM Conservative Growth Portfolio	0.0416%
SAM Flexible Income Portfolio	0.0416%
SAM Strategic Growth Portfolio	0.0416%
Accounts for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A, assets of any unregistered separate account of Principal Life Insurance Company or other non-Account pooled investment vehicles (identified below as “Other Aggregated Fixed Income Pools”), as well as any other future fixed income investment pools which may be added, as agreed, from time to time, will be combined with the assets of the relevant Account to arrive at net assets for fee breakpoint purposes.
In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company or any investment company sponsored by Principal Life Insurance Company to which PGI provides investment advisory services and which have the same investment mandate (e.g. midcap value) as the Account for which the fee is calculated (identified below as “Other Aggregated Pools in Style”), as well as any other future investment pools in the same style which may be added, as agreed, from time to time, will be combined with the assets of the relevant Account to arrive at net assets for fee breakpoint purposes.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Balanced and Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap	0.4016%	0.3233%	0.2743%	0.2352%	0.1862%	0.1373%	0.0883%
SmallCap Blend	0.4699%	0.3524%	0.2643%	0.2448%	0.2154%	0.1762%	0.1175%

Account	Table C Net Asset Value of Account
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147%
LargeCap S&P 500 Managed Volatility Index	0.0147%
Money Market	0.0734%
Principal LifeTime Strategic Income	0.03%
Principal LifeTime 2010	0.03%
Principal LifeTime 2020	0.03%
Principal LifeTime 2030	0.03%
Principal LifeTime 2040	0.03%
Principal LifeTime 2050	0.03%
Principal LifeTime 2060	0.03%
Accounts for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for the Account identified in the table below. Principal pays Principal-REI a fee, computed and paid monthly, at an annual rate as shown below of the Account's net assets as of the first day of each month.
In calculating the fee for the Account included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., real estate securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Account
Account	First $1 billion	Next $500 million	Over $1.5 billion
Real Estate Securities	0.4895%	0.4405%	0.3916%
Accounts for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for the Account identified in the table below. Principal pays Spectrum a fee, computed daily and paid monthly, at an annual rate as shown below.

Net Asset Value of Account*
Account	All Assets
LargeCap S&P 500 Managed Volatility Index	0.20%
*"Net Assets" shall be defined as the aggregate notional value of options the Series owns each day during the period.
Accounts with Other Sub-Advisors. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Account
Account	First $200 million	Next $300 million	Next $500 million	Over $1 billion
Bond Market Index (Mellon Capital)	0.08%	0.06%	0.05%	0.04%

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Over $500 million
LargeCap Blend II (ClearBridge)	0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion
LargeCap Blend II (T. Rowe Price)	0.40%	0.35%	0.30%	0.275%	0.275% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Over $200 million
LargeCap Growth I (Brown)	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $500 million	First $1 Billion	Over $1 billion
LargeCap Growth I (T. Rowe Price)	0.40%	0.375%	0.35%	0.35%*	0.325%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
* During any period when the Fund’s Average Daily Net Assets equals or exceeds $1 billion, T. Rowe’s fees as a percentage of average daily net assets shall be 0.350% on the first $1 billion in assets.
T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Account
Account	First $200 million	Over $200 million
SmallCap Growth II (Emerald)	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $300 million	Over $300 million
SmallCap Value I (J.P. Morgan)	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees For Periods Ended December 31,
Account	2013		2012		2011
Balanced	49,599		50,606		54,665
Bond & Mortgage Securities	328,059		330,104		336,723
Bond Market Index	454,622		190,267	(1)
Diversified International	428,315		408,619		464,581
Equity Income	448,475		467,781		474,730
Government & High Quality Bond	403,669		444,571		479,575
Income	282,125		275,780		237,482
International Emerging Markets	651,206		730,307		867,708
LargeCap Blend II	317,222		290,141		305,179
LargeCap Growth	293,537		340,833		355,001
LargeCap Growth I	529,476		506,983		531,807
LargeCap S&P 500 Index	171,739		109,179		69,117
LargeCap S&P 500 Managed Volatility Index	986	(2)
LargeCap Value	151,072		158,337		150,852
MidCap	618,027		635,597		709,736
Money Market	213,679		225,353		228,896
Principal Capital Appreciation	152,584		235,049		254,942
Principal LifeTime Strategic Income	9,822		9,445		8,758
Principal LifeTime 2010	14,298		14,133		15,026
Principal LifeTime 2020	65,710		60,698		60,758
Principal LifeTime 2030	30,287		26,104		25,314
Principal LifeTime 2040	9,327		7,340		6,822
Principal LifeTime 2050	5,628		4,337		4,067
Principal LifeTime 2060	3	(3)
Real Estate Securities	645,900		648,047		661,877
SAM Balanced	405,889		378,079		383,993
SAM Conservative Balanced	91,131		84,483		82,114
SAM Conservative Growth	104,249		92,986		93,054
SAM Flexible Income	99,141		91,267		85,994
SAM Strategic Growth	76,104		65,205		64,392
Short-Term Income	257,702		248,466		233,312
SmallCap Blend	124,257		114,033		126,556
SmallCap Growth II	222,687		194,194		212,305
SmallCap Value I	370,369		304,452		338,078

(1)	Account commenced operations on May 15, 2012.

(2)	Account commenced operations on October 31, 2013.

(3)	Account commenced operations on May 1, 2013.
Custodian
The custodian of the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Accounts.
Transfer Agent
Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc. The Fund currently pays no fee for the services PSS provides to the Class 1 and Class 2 shares pursuant to the Transfer Agency Agreement for Class 1 and Class 2 shares.

MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The Accounts and the share classes they offer are identified in the chart in the “Fund History” section.
The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.
Distributor
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.
PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.
Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund with respect to sales and repurchases of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.
Rule 12b-1 Fees /Distribution Plans and Agreements
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.
In adopting and annually approving continuation of the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.
Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.
The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.
The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.
The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.
The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2013:

Account	12b-1 Fees*
Diversified Balanced Account	$1,812
Diversified Growth Account	4,170
Diversified Income Account	204
Diversified International Account	4
Equity Income Account	60
Government & High Quality Bond Account	3
Income Account	9
LargeCap Blend Account II	2
LargeCap Growth Account	2
MidCap Account	34
Money Market Account	3
Principal Capital Appreciation Account	14
Real Estate Securities Account	1
SAM Balanced Portfolio	248
SAM Conservative Balanced Portfolio	39
SAM Conservative Growth Portfolio	231
SAM Flexible Income Portfolio	49
SAM Strategic Growth Portfolio	199
Short-Term Income Account	3
SmallCap Growth Account II	9
* Amounts in thousands.
INTERMEDIARY COMPENSATION
As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:
American General Life Insurance Company
Farmers Financial Solutions, LLC
Principal Life Insurance Company
The United States Life Insurance Company in the City of New York
To obtain a current list of such firms, call 1-800-222-5852.
See the Distribution Plan and Additional Information Regarding Intermediary Compensation section of the Prospectus for additional information.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by Principal, or by the Account’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of Principal and of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Accounts from compensating a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor's overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2013 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Account	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Balanced	$ 17,313,025	$ 6,595
Diversified International	191,722,595	228,359
Equity Income	142,013,333	122,779
International Emerging Markets	63,984,363	129,412
LargeCap Blend II	94,204,203	38,033
LargeCap Growth	32,505,717	32,863
LargeCap Growth I	108,769,008	14,432
LargeCap S&P 500 Index	2,517,118	359
LargeCap S&P 500 Managed Volatility Index	385,555	25
LargeCap Value	172,632,057	80,899
MidCap	44,899,910	16,218
Principal Capital Appreciation	1,751,869	1,164
Real Estate Securities	66,515,190	10,649
SmallCap Blend	12,869,148	12,144
SmallCap Growth II	83,994,045	104,250
SmallCap Value I	37,526,386	5,610

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended December 31,
Account	2013	2012	2011
Balanced	$51,713	$58,755	$69,228
Bond & Mortgage Securities	0	0	113
Diversified International	1,084,239	947,474	965,457
Equity Income	246,155	310,660	320,627
International Emerging Markets	640,703	604,420	586,422
LargeCap Blend II	77,363	97,921	92,671
LargeCap Growth	184,837	252,798	197,239
LargeCap Growth I	68,478	81,532	115,735
LargeCap S&P 500 Index	65,662	52,686	69,181
LargeCap S&P 500 Managed Volatility Index	932	N/A	N/A
LargeCap Value	402,028	418,173	484,526
MidCap	152,261	245,195	372,549
Principal Capital Appreciation	15,998	24,874	36,572
Real Estate Securities	46,833	135,956	66,499
SmallCap Blend	130,157	157,559	138,166
SmallCap Growth II	139,971	163,998	212,749
SmallCap Value I	167,270	145,034	211,606

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
Brokerage commissions from the portfolio transactions effected for the Accounts were paid to brokers affiliated with Principal or its Sub-Advisors for the fiscal years ended December 31 as follows:

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2013 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$5,094	9.85%	12.87%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,597	3.09%	3.49%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	95	0.18%	0.50%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	828	1.60%	1.75%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	1,633	3.16%	3.18%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,383	4.61%	5.37%
Total			$11,630	22.49%	27.16%
Diversified International
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,211	0.11%	0.19%
	American Century Investment Management , Inc.	CIBC World Markets Corp.	1,991	0.18%	0.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	79,765	7.36%	6.98%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	92	0.01%	0.02%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	63,227	5.83%	5.45%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	109,235	10.07%	11.04%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	3,186	0.29%	0.35%
Total			$258,707	23.85%	24.53%
Equity Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$68,097	27.66%	27.27%
	American Century Investment Management , Inc.	CIBC World Markets Corp.	897	0.36%	0.17%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	8,762	3.56%	2.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	15,583	6.33%	6.12%
Total			$93,339	37.91%	35.66%
International Emerging Markets
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,118	0.17%	0.48%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	50,638	7.90%	10.34%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	103	0.02%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	42,208	6.59%	5.66%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	50,327	7.85%	8.18%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,059	0.17%	0.16%
Total			$145,453	22.70%	24.88%
LargeCap Blend II
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,087	1.40%	1.64%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,733	10.00%	16.14%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	10,250	13.25%	17.69%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	40	0.05%	0.03%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	7,637	9.87%	6.90%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,159	2.79%	2.97%
Total			$28,906	37.36%	45.37%

LargeCap Growth
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$2,581	1.40%	1.98%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	486	0.26%	0.57%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	8,964	4.85%	6.53%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	136	0.07%	0.18%
Total		$12,167	6.58%	9.26%
LargeCap Growth I
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$24	0.04%	0.03%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	3,175	4.64%	4.39%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,169	6.09%	4.84%
Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	47	0.07%	0.03%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	6,534	9.54%	7.23%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,349	3.43%	3.53%
Total		$16,298	23.81%	20.05%
LargeCap S&P 500 Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$243	0.37%	0.60%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,928	7.51%	6.78%
Total		$5,171	7.88%	7.38%
LargeCap S&P 500 Managed Volatility Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$36	3.86%	6.17%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	845	90.67%	86.44%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	9	0.97%	1.59%
Total		$890	95.50%	94.20%
LargeCap Value
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$32,012	7.96%	11.52%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	19,004	4.73%	6.02%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,208	0.30%	1.00%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	13,470	3.35%	4.64%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	10,336	2.57%	3.76%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	13,393	3.33%	5.13%
Total		$89,423	22.24%	32.07%
MidCap
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$10,416	6.84%	10.24%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,901	5.19%	3.36%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	543	0.36%	1.01%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	3,386	2.22%	4.66%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	416	0.27%	0.34%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	3,109	2.04%	2.15%
Total		$25,771	16.92%	21.76%
Principal Capital Appreciation
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$664	4.15%	6.47%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8	0.05%	0.07%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	304	1.90%	2.67%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	559	3.49%	5.89%
Total		$1,535	9.59%	15.10%

Real Estate Securities
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$8,118	17.33%	21.78%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	868	1.85%	2.28%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	56	0.12%	0.20%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,862	3.97%	7.98%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	661	1.41%	1.45%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	804	1.72%	1.58%
Total		$12,369	26.40%	35.27%
SmallCap Blend
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$3,591	2.76%	4.41%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,809	4.46%	4.81%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	77	0.06%	0.19%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,949	4.57%	5.83%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	7,241	5.56%	4.16%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	300	0.23%	0.43%
Total		$22,967	17.64%	19.83%
SmallCap Growth II
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$5,726	4.09%	2.65%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,369	0.98%	1.00%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	3,745	2.68%	2.14%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	4,406	3.15%	3.95%
Mellon Capital Management Corporation	Pershing, LLC	14,626	10.45%	5.19%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,300	0.93%	0.78%
Total		$31,172	22.28%	15.71%
SmallCap Value I
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,252	0.75%	0.67%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	15,448	9.24%	8.87%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	14,982	8.96%	9.52%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, LLC	2,242	1.34%	1.84%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	4,159	2.49%	3.65%
Total		$38,083	22.78%	24.55%

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2012 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$5,609	9.55%	13.77%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,750	4.68%	6.51%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	603	1.03%	0.39%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	1,832	3.12%	2.95%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	458	0.78%	0.93%
Total			$11,253	19.16%	24.56%
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$4,003	0.42%	0.59%
	American Century Investment Management , Inc.	CIBC World Markets Corp.	10,631	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	101,577	10.72%	10.43%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	59,286	6.26%	4.37%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	70,401	7.43%	8.35%
	Mellon Capital Management Corporation	Pershing, LLC	88	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	3,554	0.38%	0.69%
Total			$249,540	25.23%	24.45%

Equity Income
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$113,264	36.46%	34.98%
American Century Investment Management , Inc.	CIBC World Markets Corp.	1,636	0.53%	0.40%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	354	0.11%	0.23%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	9,836	3.17%	2.42%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	28,495	9.17%	7.34%
Total		$153,585	49.44%	45.37%
International Emerging Markets
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$543	0.09%	0.28%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	50,184	8.30%	8.24%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	45,895	7.59%	6.44%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	43,260	7.16%	7.28%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,236	0.20%	0.20%
Total		$141,118	23.34%	22.44%
LargeCap Blend II
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$7,105	7.26%	5.37%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	9,870	10.08%	9.19%
Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	56	0.06%	0.05%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	7,238	7.39%	7.09%
Herndon Capital Management	Jackson Securities	24	0.02%	0.02%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	4,341	4.43%	7.40%
Total		$28,634	29.24%	29.12%
LargeCap Growth
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$5,705	2.26%	2.46%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,127	1.63%	2.37%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	30,613	12.11%	15.87%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,598	0.63%	0.16%
Total		$42,043	16.63%	20.86%
LargeCap Growth I
Credit Suisse Asset Management, LLC	Credit Suisse, Inc..	$3,334	4.09%	10.49%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	8,264	10.14%	6.31%
Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	24	0.03%	0.15%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	6,433	7.89%	7.95%
Herndon Capital Management	Jackson Securities	30	0.04%	0.05%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,742	2.14%	1.81%
Total		$19,827	24.33%	26.76%
LargeCap S&P 500 Index
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$8,169	15.50%	15.92%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	101	0.19%	0.03%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,960	9.41%	9.75%
Total		$13,230	25.10%	25.70%
LargeCap Value
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$52,316	12.51%	17.61%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,722	4.00%	5.84%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	29	0.01%	0.05%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	877	0.21%	0.30%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	17,219	4.12%	5.24%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	13,406	3.21%	4.27%
Total		$100,569	24.06%	33.31%

MidCap
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$22,727	9.27%	16.54%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	6,992	2.85%	2.32%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	216	0.09%	0.17%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	605	0.25%	0.71%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	8,304	3.39%	4.61%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	4,758	1.94%	2.09%
Total		$43,602	17.79%	26.44%
Principal Capital Appreciation
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$976	3.92%	5.68%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	151	0.61%	1.01%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	388	1.56%	1.90%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,235	4.97%	8.07%
Total		$2,750	11.06%	16.66%
Real Estate Securities
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$21,378	15.72%	21.97%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,730	2.01%	3.13%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	38	0.03%	0.04%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	147	0.11%	0.35%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	5,546	4.08%	4.86%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	4,265	3.14%	4.56%
Total		$34,104	25.09%	34.91%
SmallCap Blend
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$7,112	4.51%	8.03%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,901	3.11%	2.90%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	80	0.05%	0.09%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	8,041	5.10%	4.24%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	3,406	2.16%	1.68%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,147	0.73%	0.88%
Total		$24,687	15.66%	17.82%
SmallCap Growth II
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$7,695	4.69%	2.70%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,475	0.90%	0.98%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,864	1.14%	1.26%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	7,215	4.40%	4.79%
Mellon Capital Management Corporation	Pershing, LLC	23,019	14.04%	6.71%
Total		$41,268	25.17%	16.44%
SmallCap Value I
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$860	0.59%	0.73%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,957	6.18%	5.79%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,818	4.01%	4.14%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	7,671	5.29%	3.88%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,849	1.28%	3.69%
Total		$25,155	17.35%	18.23%

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2011 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$6,295	9.09%	10.85%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	3,912	5.65%	7.40%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	203	0.29%	0.85%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	330	0.48%	0.22%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	2,166	3.13%	4.46%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	1,552	2.24%	2.12%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,621	3.79%	4.65%
Total			$17,079	24.67%	30.55%
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$5,382	0.56%	0.84%
	American Century Investment Management , Inc.	CIBC World Markets Corp.	5,917	0.61%	0.42%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	105,533	10.93%	12.37%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	9	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	52,584	5.45%	4.06%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	56,329	5.83%	5.83%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi UFJ Securities Co. Ltd.	1,015	0.11%	0.09%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	81,568	8.45%	8.78%
	Vaughan Nelson Investment Management, LP	Natixis Securities	43	0.00%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	4,930	0.51%	1.01%
Total			$313,310	32.45%	33.42%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$123,102	38.39%	35.08%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,142	1.29%	1.47%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	5,972	1.86%	2.38%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	620	0.19%	0.30%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	32,522	10.14%	11.65%
Total			$166,358	51.87%	50.88%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$815	0.14%	0.54%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	41,963	7.16%	7.71%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	16	0.00%	0.02%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	52,607	8.97%	7.45%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	47,578	8.11%	8.28%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	60,760	10.36%	9.31%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,703	0.46%	0.43%
Total			$206,442	35.20%	33.74%

LargeCap Blend II
American Century Investment Management , Inc.	CIBC World Markets Corp.	$34	0.04%	0.03%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	6,498	7.01%	11.72%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	11,578	12.49%	9.76%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	9,956	10.74%	13.32%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	7,126	7.69%	5.84%
Pyramis Global Advisors, LLC	National Financial Services, LLC	12	0.01%	0.00%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	845	0.91%	1.41%
Total		$36,049	38.89%	42.08%
LargeCap Growth
American Century Investment Management , Inc.	CIBC World Markets Corp.	$1,436	0.73%	0.44%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,554	5.35%	4.66%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,409	0.71%	1.03%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	28,537	14.47%	14.02%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	5,680	2.88%	2.86%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,230	0.62%	0.44%
Total		$48,846	24.76%	23.45%
LargeCap Growth I
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$12	0.01%	0.02%
American Century Investment Management , Inc.	CIBC World Markets Corp.	24	0.02%	0.01%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,144	3.58%	5.85%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,325	6.33%	3.98%
Guggenheim Partners Investment Management, LLC	Guggenheim Capital LLC	63	0.05%	0.04%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	10,809	9.34%	11.78%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	7,786	6.73%	6.56%
Pyramis Global Advisors, LLC	National Financial Services, LLC	3	0.00%	0.00%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	2,829	2.44%	2.79%
Total		$32,995	28.50%	31.03%
LargeCap S&P 500 Index
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$5,619	8.12%	8.93%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,813	15.63%	15.80%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	36	0.05%	0.09%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	25	0.04%	0.09%
Total		$16,493	23.84%	24.91%
LargeCap Value
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$34,183	7.05%	8.13%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,192	2.10%	2.98%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,858	0.38%	1.24%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	997	0.21%	0.12%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	22,107	4.56%	7.01%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	6,256	1.29%	2.38%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	16,459	3.40%	5.14%
Total		$92,052	18.99%	27.00%

MidCap
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$16,692	4.48%	7.16%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,276	2.76%	3.31%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,203	0.32%	0.86%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	235	0.06%	0.14%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	5,361	1.44%	2.52%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	8,723	2.34%	1.90%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	6,679	1.79%	2.16%
Total		$49,169	13.19%	18.05%
Principal Capital Appreciation
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$1,571	4.30%	8.39%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	761	2.08%	2.83%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	646	1.77%	3.00%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	2,227	6.09%	6.43%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	1,982	5.42%	7.02%
Total		$7,187	19.66%	27.67%
Real Estate Securities
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$4,565	6.87%	8.87%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	726	1.09%	1.33%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	14	0.02%	0.03%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	231	0.35%	0.53%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	4,013	6.03%	11.23%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	1,183	1.78%	1.19%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	3,918	5.89%	8.38%
Total		$14,650	22.03%	31.56%
SmallCap Blend
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$2,417	1.75%	2.32%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,601	4.05%	3.80%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	277	0.20%	0.27%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,044	3.65%	3.51%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	3,014	2.18%	2.84%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	1,414	1.02%	1.31%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	96	0.07%	0.12%
Total		$17,863	12.92%	14.17%
SmallCap Growth II
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$6,111	2.87%	2.23%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,504	2.12%	1.65%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,958	1.39%	0.67%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	7,471	3.51%	4.94%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	11,257	5.29%	4.56%
Mellon Capital Management Corporation	Pershing, LLC	5,468	2.57%	1.30%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	453	0.21%	0.53%
Total		$38,222	17.96%	15.88%

SmallCap Value I
Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions, LLC	$1,377	0.65%	0.57%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,158	4.80%	3.83%
Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	67	0.03%	0.03%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,707	2.22%	1.92%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities, Inc.	6,340	3.00%	3.24%
Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co. Inc.	10,152	4.80%	4.58%
AllianceBernstein L.P.	Sanford C. Bernstein & Co. LLC	7,669	3.62%	4.32%
Total		$40,470	19.12%	18.49%
Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.
The following table indicates the value of each Account’s aggregate holdings, in thousands, of the securities of Principal Variable Contracts Funds, Inc. regular brokers or dealers for the fiscal year ended December 31, 2013.

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account	Broker or Dealer	Holdings (in thousands)
Balanced Account	Bank of America Corp	$ 401
	Bank of New York Mellon Corp/The	9
	Citigroup Inc	105
	Deutsche Bank AG	77
	Goldman Sachs Group Inc/The	480
	Morgan Stanley	284
	UBS AG	125
Bond & Mortgage Securities Account	Bank of America Corp	4,857
	Bank of New York Mellon Corp/The	159
	Citigroup Inc	970
	Deutsche Bank AG	971
	Goldman Sachs Group Inc/The	1,770
	Morgan Stanley	5,694
	UBS AG	2,552
Bond Market Index Account	Bank of America Corp	34,118
	Bank of New York Mellon Corp/The	719
	Citigroup Inc	5,216
	Deutsche Bank AG	11,528
	Goldman Sachs Group Inc/The	6,434
	Morgan Stanley	6,998
	UBS AG	4,327
Diversified International Account	Bank of America Corp	439
	Deutsche Bank AG	2,378
Equity Income Account	Bank of America Corp	1,984
	Deutsche Bank AG	794
Government & High Quality Bond Account	Bank of America Corp	1,053
	Citigroup Inc	4,232
	Deutsche Bank AG	421
	Morgan Stanley	2,102
	UBS AG	2,456
Income Account	Bank of America Corp	4,617
	Citigroup Inc	3,188
	Deutsche Bank AG	604
	Goldman Sachs Group Inc/The	2,749
	Morgan Stanley	2,957

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account	Broker or Dealer	Holdings (in thousands)
International Emerging Markets Account	Bank of America Corp	306
	Deutsche Bank AG	122
LargeCap Blend Account II	Bank of America Corp	1,184
	Bank of New York Mellon Corp/The	83
	Citigroup Inc	3,441
	Deutsche Bank AG	164
	Goldman Sachs Group Inc/The	153
	Morgan Stanley	288
LargeCap Growth Account	Bank of America Corp	222
	Deutsche Bank AG	89
	Morgan Stanley	997
LargeCap Growth Account I	Bank of America Corp	1,171
	Deutsche Bank AG	468
	Morgan Stanley	1,267
LargeCap S&P 500 Index Account	Bank of America Corp	20,522
	Bank of New York Mellon Corp/The	3,509
	Citigroup Inc	13,819
	Deutsche Bank AG	2,401
	Goldman Sachs Group Inc/The	6,533
	Morgan Stanley	3,799
LargeCap S&P 500 Managed Volatility Index Account	Bank of America Corp	56
	Bank of New York Mellon Corp/The	14
	Citigroup Inc	54
	Goldman Sachs Group Inc/The	25
	Morgan Stanley	15
LargeCap Value Account	Bank of America Corp	14
	Deutsche Bank AG	5
	Goldman Sachs Group Inc/The	5,059
MidCap Account	Bank of America Corp	54
	Deutsche Bank AG	22
Money Market Account	Bank of America Corp	4,300
	Deutsche Bank AG	8,000
Principal Capital Appreciation Account	Bank of America Corp	126
	Deutsche Bank AG	50
	Goldman Sachs Group Inc/The	185
Real Estate Securities Account	Bank of America Corp	64
	Deutsche Bank AG	26
Short-Term Income Account	Bank of America Corp	8,693
	Citigroup Inc	3,753
	Deutsche Bank AG	534
	Goldman Sachs Group Inc/The	2,005
	Morgan Stanley	4,971
SmallCap Blend Account	Bank of America Corp	304
	Deutsche Bank AG	121
SmallCap Growth Account II	Bank of America Corp	389
	Deutsche Bank AG	156
SmallCap Value Account I	Bank of America Corp	1,260
	Deutsche Bank AG	504

Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Principal provides investment advice to the Principal LifeTime Accounts, and PGI assists Principal in managing the Principal LifeTime Accounts. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Accounts with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Accounts that have multiple investment advisers (“Multi-Managed Accounts”). These services include determining the portion of a Multi-Managed Account’s portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the Principal LifeTime Accounts, and in connection with the services Principal provides to Multi-Managed Accounts, for the following reasons:

•
Principal serves as the investment adviser to the underlying mutual funds in which Principal LifeTime Accounts invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal LifeTime Accounts may invest. This raises a potential conflict because Principal’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the Principal LifeTime portfolios invest;

•
Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Account. This raises a potential conflict because Principal’s or an affiliated investment adviser’s profit margin may vary depending on the extent to which a Multi-Managed Account’s assets are managed by Principal or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PVC has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PVC may place with the sub-advisor for management. When a sub-advisor for two or more PVC Accounts imposes such a limit, Principal and/or the sub-advisor may need to determine which Account will be required to limit its investment in the asset class and the degree to which the Account will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and/or PGI does the following:

•
Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Accounts invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Account to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;

•
Reminds its investment personnel who provide services to the Principal LifeTime Accounts or Multi-Managed Accounts of Principal’s inherent conflicts of interest, and Principal’s duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
Principal’s Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Accounts and Multi-Managed Accounts to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal’s duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Account's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM (Strategic Asset Management) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge’s profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.
PRICING OF ACCOUNT SHARES
Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Account

•	subtracting liabilities of the Account

•	dividing the remainder proportionately into the classes of the Account

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Commercial paper maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.
An Account’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by an Account. These fair valuation procedures are intended to discourage shareholders from investing in an Account for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
Money Market Account
The share price of each Class of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.
Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.
The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.
The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Account’s ability to maintain a stable net asset value per share.

TAX STATUS
It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.
For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.
Qualification as a Regulated Investment Company
The Accounts intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Accounts must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Accounts' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Accounts do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Account to fail to qualify as a RIC under the IRC.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Account’s portfolio on the principal.com website on the thirteenth business day of the following month. The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on a portfolio’s holdings. The Accounts may also occasionally publish information on the website concerning the removal, addition or change in weightings of underlying funds in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, or other funds of funds invest. The Money Market Account also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Accounts may distribute non-specific information about the Accounts and/or summary information about the Accounts as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of an Account’s holdings. This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Markit Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.
The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or Principal’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abel Noser	Infinit Outsourcing
Advent	Investment Company Institute (ICI)
Advent Custodial Data (ACD)	Iron Mountain
Barclays	ITG
Barra	JPMorgan Worldwide Securities Services
Black Mountain Systems	LexisNexis
Bloomberg	Lipper
BNY/Mellon Analytical Solutions	Mathias & Carr
Broadridge Financial Solutions, Inc.	Market WSO Services
Brown Brothers Harriman	Misys International Banking Systems, Inc.
Charles River Development	Morningstar, Inc.
Charles River Systems, Inc.	Omgeo LLC
Citigroup Global Transaction Services	Principal Global Investors, LLC
Compliance Science	RR Donnelley and Sons
Confidential Shredding	Russell Implementation Services
Confluence Technologies	Security APL
Cortland Capital Market Services LLC	SEI Global Services, Inc.
Credit Suisse	State Street Bank & Trust
Diversified Information Technologies, Inc.	State Street Investment Management Solutions
Eagle Investment Systems Corp.	SunGard Investment Management Systems
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Castle Software LLC	Syntel Inc.
FactSet Research Systems Inc.	TriOptima
Financial Recovery Technologies (FRT)	Wilshire
Financial Tracking Technologies LLC	Wolters Kluwer
Global Link - GTSS	Yield Book
INDATA	Zeno Consulting Group
Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge’s management of the SAM Portfolios. Edge may use Underlying Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund may also disclose to PGI, non-public portfolio holdings information relating to the underlying funds in which the Principal LifeTime Accounts may invest to facilitate PGI’s management of the Principal LifeTime Accounts. PGI may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the Principal LifeTime Accounts.
The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to Principal or to that Account's Sub-Advisor, as appropriate. Principal and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
The Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014, is available, without charge, upon request by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at December 31, 2013, are incorporated herein by reference to the Fund's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR. The unaudited financial statements of the Fund at June 30, 2014 are also incorporated herein by reference from the Fund's most recent Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.
GENERAL INFORMATION
LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts only
The Accounts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in these Accounts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Accounts. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Accounts or the timing of the issuance or sale of the Accounts or in the determination or calculation of the equation by which the Accounts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Accounts.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following list identifies shareholders who own more than 25% of the voting securities of an Account as of February 5, 2015. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by Account.

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		VUL II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE	73.44%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
SECURITIES		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BOND MARKET INDEX	58.46%	DIVERSIFIED GROWTH ACCOUNT	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX	29.24%	DIVERSIFIED BALANCED ACCOUNT	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MANAGED VOLATILITY		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MANAGED VOLATILITY		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INCOME	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	75.06%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
EQUITY INCOME	49.28%	PRINCIPAL NATIONAL LIFE INS CO	Iowa	Principal Financial Group
		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

GOVERNMENT & HIGH	56.97%	PRINCIPAL LIFE INSURANCE CO CUST	Maryland	Principal Financial Group
QUALITY BOND		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME	48.14%	SAM BALANCED PORTFOLIO PVC	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME	25.68%	SAM FLEXIBLE INCOME PORTFOLIO PVC	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MARKETS		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II	93.35%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		BENE VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH	90.50%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		BENE VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
LARGECAP S&P 500 INDEX	69.25%	DIVERSIFIED GROWTH ACCOUNT	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500	69.26%	DIVERSIFIED GROWTH MANAGED	Maryland	Principal Financial Group
MANAGED VOLATILITY INDEX		VOLATILITY ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500	30.73%	DIVERSIFIED BALANCED MANAGED	Maryland	Principal Financial Group
MANAGED VOLATILITY INDEX		VOLATILITY ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE	100.00%	PRINCIPAL LIFE INSURANCE CO	Iowa	Principal Financial Group
		SEPARATE ACCOUNT B BFA
		RIS FIN MGMT B&C T-005-W40
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

MIDCAP	83.37%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET	98.81%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL	47.29%	PRINCIPAL LIFE INSURANCE CO CUST	Maryland	Principal Financial Group
APPRECIATION		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL	29.98%	SUNAMERICA ANNUITY &	California	American International
APPRECIATION		LIFE ASSURANCE CO		Group Inc
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
STRATEGIC INCOME		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
REAL ESTATE SECURITIES	99.45%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

S A M BALANCED	81.97%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE	90.39%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
BALANCED		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE	52.62%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
GROWTH		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE	26.87%	FARMERS NEW WORLD LIFE INS CO	California	Farmer's Insurance Group
GROWTH		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M FLEXIBLE INCOME	86.65%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	53.42%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
S A M STRATEGIC GROWTH	36.66%	FARMERS NEW WORLD LIFE INS CO	California	Farmer's Insurance Group
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SHORT-TERM INCOME	60.45%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP BLEND	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FLEX VARIABLE LIFE INS
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II	88.06%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FREEDOM 2 VARIABLE ANNUNITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE I	99.69%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001
The Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore the Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, and Principal Life Insurance Company do not exercise voting discretion.

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of February 5, 2015. The list is presented in alphabetical order by Account.

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
BALANCED; Class 1	62.10%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BALANCED; Class 1	18.88%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BALANCED; Class 1	5.53%	PRINCIPAL LIFE INSURANCE CO
		SEPARATE ACCOUNT B - PREMIER
		RIS FIN MGMT B&C T-005-W40
		THE PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES; Class 1	29.68%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES; Class 1	23.22%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES; Class 1	11.65%	LIFETIME 2020 ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES; Class 1	5.87%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	58.46%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	29.24%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
BOND MARKET INDEX; Class 1	6.43%	DIVERSIFIED INCOME ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 2	96.73%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	80.67%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 2	19.31%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY		FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

DIVERSIFIED GROWTH; Class 2	98.70%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	87.05%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	12.92%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

DIVERSIFIED INCOME; Class 2	95.95%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	24.89%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
DIVERSIFIED INTERNATIONAL; Class 1	13.11%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	12.97%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	9.85%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	7.84%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.27%	SAM CONS GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 2	56.02%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

DIVERSIFIED INTERNATIONAL; Class 2	34.39%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

DIVERSIFIED INTERNATIONAL; Class 2	7.00%	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
		FS VERIABLE SEPARATE ACCT
		ATTN LEGAL DEPART
		21650 OXNARD ST STE 750
		WOODLAND HLS CA 91367-4997

EQUITY INCOME; Class 1	32.86%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
EQUITY INCOME; Class 1	17.92%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	9.57%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	7.09%	SAM CONS GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	6.98%	TIAA-CREF LIFE SEPARATE ACCOUNT
		VA-1 OF TIAA-CREF LIFE INS CO
		8500 ANDREW CARNEGIE BLVD
		MAIL CODE - E3/N6
		CHARLOTTE NC 28262-8500

EQUITY INCOME; Class 1	6.36%	SAM STRATEGIC GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 2	41.22%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

EQUITY INCOME; Class 2	26.23%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME; Class 2	23.22%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME; Class 2	7.10%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

GOVT & HIGH QUALITY BOND ACCOUNT; Class 1	23.99%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
GOVT & HIGH QUALITY BOND ACCOUNT; Class 1	22.11%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVT & HIGH QUALITY BOND ACCOUNT; Class 1	18.85%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVT & HIGH QUALITY BOND ACCOUNT; Class 1	8.84%	SAM CONS BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVT & HIGH QUALITY BOND ACCOUNT; Class 1	7.88%	SAM FLEXIBLE INCOME PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVT & HIGH QUALITY BOND ACCOUNT; Class 2	70.12%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

GOVT & HIGH QUALITY BOND ACCOUNT; Class 2	26.47%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

INCOME; Class 1	48.66%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 1	25.96%	SAM FLEXIBLE INCOME PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 1	17.50%	SAM CONS BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 2	91.95%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
INTERNATIONAL EMERGING MARKETS; Class 1	35.91%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	26.09%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	7.16%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	6.24%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	6.13%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	5.61%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II; Class 1	52.62%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II; Class 1	28.82%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP BLEND II; Class 2	58.76%	SUNAMERICA ANNUITY & LIFE ASSURANCE
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP BLEND II; Class 2	31.84%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

LARGECAP BLEND II; Class 2	6.08%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	36.74%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	25.94%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	11.99%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	7.71%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	7.54%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	27.89%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	20.00%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP GROWTH; Class 1	15.99%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	11.07%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	8.28%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

LARGECAP GROWTH; Class 1	5.58%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 2	60.09%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

LARGECAP GROWTH; Class 2	25.54%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

LARGECAP GROWTH; Class 2	12.02%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	69.25%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	18.86%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP S&P 500	69.26%	DIVERSIFIED GROWTH MANAGED
MANAGED VOLATILITY INDEX, Class 1		VOLATILITY ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500	30.73%	DIVERSIFIED BALANCED MANAGED
MANAGED VOLATILITY INDEX, Class 1		VOLATILITY ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	34.97%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	16.18%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	14.35%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	10.95%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 1	33.35%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 1	20.82%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
MIDCAP; Class 1	10.06%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 1	8.16%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 2	56.52%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

MIDCAP; Class 2	27.44%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

MIDCAP; Class 2	8.27%	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
		FS VERIABLE SEPARATE ACCT
		ATTN LEGAL DEPART
		21650 OXNARD ST STE 750
		WOODLAND HLS CA 91367-4997

MONEY MARKET; Class 1	41.69%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET; Class 1	23.00%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET; Class 1	8.59%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MONEY MARKET; Class 1	7.77%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
MONEY MARKET; Class 2	61.20%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

MONEY MARKET; Class 2	27.03%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

MONEY MARKET; Class 2	10.15%	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
		FS VERIABLE SEPARATE ACCT
		ATTN LEGAL DEPART
		21650 OXNARD ST STE 750
		WOODLAND HLS CA 91367-4997

PRINCIPAL CAPITAL APPRECIATION; Class 1	55.82%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 1	30.26%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION; Class 1	13.77%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

PRINCIPAL CAPITAL APPRECIATION; Class 2	28.60%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION; Class 2	26.35%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION; Class 2	14.44%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2010; Class 1	64.23%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	15.29%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	6.97%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	62.76%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	14.73%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	11.24%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	57.40%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	13.99%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2030; Class 1	11.46%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	5.43%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	31.22%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	20.57%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	17.01%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	13.40%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	35.89%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	20.85%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2050; Class 1	11.59%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	9.02%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	6.86%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	5.19%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	64.64%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	20.11%	PRINCIPAL NATIONAL LIFE INS CO
		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060; Class 1	9.94%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC; Class 1	56.88%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME STRATEGIC INC; Class 1	15.60%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC; Class 1	12.12%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INC; Class 1	5.16%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	28.97%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	23.34%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	17.10%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	7.34%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	6.53%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
REAL ESTATE SECURITIES; Class 2	48.37%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

REAL ESTATE SECURITIES; Class 2	48.24%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO; Class 1	74.77%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO; Class 1	8.02%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO; Class 2	36.24%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M BALANCED PORTFOLIO; Class 2	33.22%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M BALANCED PORTFOLIO; Class 2	11.22%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M BALANCED PORTFOLIO; Class 2	8.95%	FARMERS NEW WORLD LIFE INS CO
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M BALANCED PORTFOLIO; Class 2	7.42%	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
		FS VERIABLE SEPARATE ACCT
		ATTN LEGAL DEPART
		21650 OXNARD ST STE 750
		WOODLAND HLS CA 91367-4997

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
S A M CONSERVATIVE BALANCED PORT; Class 1	71.90%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT; Class 1	10.06%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT; Class 1	8.58%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED PORT; Class 2	46.24%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M CONSERVATIVE BALANCED PORT; Class 2	30.72%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M CONSERVATIVE BALANCED PORT; Class 2	9.61%	FARMERS NEW WORLD LIFE INS CO
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M CONSERVATIVE BALANCED PORT; Class 2	7.12%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M CONSERVATIVE GROWTH PORT; Class 1	42.93%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT; Class 1	10.53%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
S A M CONSERVATIVE GROWTH PORT; Class 1	10.06%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M CONSERVATIVE GROWTH PORT; Class 1	8.38%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT; Class 1	7.54%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT; Class 1	5.48%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH PORT; Class 2	30.93%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M CONSERVATIVE GROWTH PORT; Class 2	28.80%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M CONSERVATIVE GROWTH PORT; Class 2	19.66%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M CONSERVATIVE GROWTH PORT; Class 2	15.12%	FARMERS NEW WORLD LIFE INS CO
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M FLEXIBLE INCOME PORT; Class 1	69.36%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
S A M FLEXIBLE INCOME PORT; Class 1	15.81%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT; Class 2	46.07%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M FLEXIBLE INCOME PORT; Class 2	39.11%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M STRATEGIC GROWTH PORT; Class 1	40.16%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORT; Class 1	12.30%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORT; Class 1	7.42%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORT; Class 1	6.71%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

S A M STRATEGIC GROWTH PORT; Class 1	6.58%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORT; Class 1	6.58%	PRINCIPAL NATIONAL LIFE INS CO
		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
S A M STRATEGIC GROWTH PORT; Class 2	42.82%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M STRATEGIC GROWTH PORT; Class 2	22.64%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M STRATEGIC GROWTH PORT; Class 2	17.63%	FARMERS NEW WORLD LIFE INS CO
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

S A M STRATEGIC GROWTH PORT; Class 2	9.08%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

S A M STRATEGIC GROWTH PORT; Class 2	6.81%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SHORT-TERM INCOME; Class 1	40.54%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	15.63%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	8.44%	SAM FLEXIBLE INCOME PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	7.46%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	6.29%	SAM CONS BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SHORT-TERM INCOME; Class 2	83.24%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SHORT-TERM INCOME; Class 2	11.76%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

SMALLCAP BLEND; Class 1	39.51%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP BLEND; Class 1	27.08%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP BLEND; Class 1	10.78%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP BLEND; Class 1	6.39%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP BLEND; Class 1	5.03%	PRINCIPAL LIFE INSURANCE CO CUST
		FREEDOM VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II; Class 1	30.47%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SMALLCAP GROWTH II; Class 1	19.77%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II; Class 1	17.32%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II; Class 1	9.39%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP GROWTH II; Class 1	5.54%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

SMALLCAP GROWTH II; Class 2	49.92%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SMALLCAP GROWTH II; Class 2	37.19%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SMALLCAP GROWTH II; Class 2	7.08%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SMALLCAP VALUE I; Class 1	40.25%	PRINCIPAL LIFE INSURANCE CO CUST
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE I; Class 1	27.91%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SMALLCAP VALUE I; Class 1	9.97%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE I; Class 1	8.39%	PRINCIPAL LIFE INSURANCE CO CUST
		EVUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP VALUE I; Class 2	75.82%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SMALLCAP VALUE I; Class 2	24.17%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		MAIL FLOW 750-07A24
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001
Management Ownership
As of February 5, 2015, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Accounts.

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through variable life insurance and variable annuity contracts. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
In this section, information about Principal Management Corporation's portfolio managers is listed first. Next, information about the sub-advisors' portfolio managers is listed alphabetically by sub-advisor.
Information in this section is as of December 31, 2013 unless otherwise noted.

Advisor: Principal Management Corporation
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, Diversified Income, LargeCap Blend II, LargeCap Growth I, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060, SmallCap Growth II, and SmallCap Value I Accounts

Registered investment companies	12	$25.8 Billion	0	$0
Other pooled investment vehicles	22	$9.1 Billion	0	$0
Other accounts	0	$0	0	$0

Mariateresa Monaco: SmallCap Growth II and SmallCap Value I Accounts
Registered investment companies	13	$3.43 billion	0	$0
Other pooled investment vehicles	1	$64.8 million	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, and 2060 Accounts
Registered investment companies	12	$25.8 Billion	0	$0
Other pooled investment vehicles	22	$9.1 Billion	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, Diversified Income, LargeCap Blend II, LargeCap Growth I, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060, SmallCap Growth II, and SmallCap Value I Accounts

Registered investment companies	12	$25.8 Billion	0	$0
Other pooled investment vehicles	22	$9.1 Billion	0	$0
Other accounts	0	$0	0	$0

Compensation
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.
All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan.
For Mr. Fennessey and Mr. Welch:
Compensation is comprised of base salary and variable incentive components. Variable incentive components are driven by company and individual performance. Account performance is not directly taken into account when determining variable incentive. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.
These employees are eligible for a Defined Benefit or Cash Balance retirement plan and a Long Term Incentive Pay program.
For Ms. Monaco:
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive, inclusive of both short-term and long-term payment vehicles. As team members advance in their careers, consistent with industry practice, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan with funding based on operating earnings of Principal Global Equities.  The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction.  The variable element is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the profit share plan may be in the form of cash or a combination of cash and deferred compensation.  The amount of incentive compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale.  Deferred compensation is split equally between Principal Financial Group (“PFG”) restricted stock units and co-investment into strategies managed by the team; thus, aligning the interests of team members with both PFG stakeholders and client objectives.  Both payment vehicles are subject to a three year vesting schedule which meets our objective of increased employee retention.
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred components are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.
For Mr. Tyler:
Compensation is comprised of base salary and variable incentive components. Account performance is taken into account when determining variable incentive. The primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Accounts for which Mr. Tyler serves as portfolio manager. Account performance, relative to peers (as defined by Morningstar through a percentile ranking) is used to measure performance of the Principal LifeTime Accounts. Specifically, pre-tax fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A weighted average of assets under management is a factor in Mr. Tyler’s compensation.  A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary or retirement plan compensation is tied to asset levels.
Mr. Tyler is also eligible to participate in a Long Term Incentive Pay program.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Diversified Balanced	None
James W. Fennessey	Diversified Balanced Managed Volatility	None
James W. Fennessey	Diversified Growth	None
James W. Fennessey	Diversified Growth Managed Volatility	None
James W. Fennessey	Diversified Income	None
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	LargeCap Blend II	None
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2040	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2060	None
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	SmallCap Growth II	None
James W. Fennessey	SmallCap Value I	None
Mariateresa Monaco	SmallCap Growth II	None
Mariateresa Monaco	SmallCap Value I	None
Jeffrey R. Tyler	Principal LifeTime 2010	None
Jeffrey R. Tyler	Principal LifeTime 2020	None
Jeffrey R. Tyler	Principal LifeTime 2030	None
Jeffrey R. Tyler	Principal LifeTime 2040	None
Jeffrey R. Tyler	Principal LifeTime 2050	None
Jeffrey R. Tyler	Principal LifeTime 2060	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income	None
Randy L. Welch	Diversified Balanced	None
Randy L. Welch	Diversified Balanced Managed Volatility	None
Randy L. Welch	Diversified Growth	None
Randy L. Welch	Diversified Growth Managed Volatility	None
Randy L. Welch	Diversified Income	None
Randy L. Welch	LargeCap Blend II	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2030	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2060	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	SmallCap Growth II	None
Randy L. Welch	SmallCap Value I	None

Sub-Advisor: Columbus Circle Investors
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas J. Bisighini: Large Cap Growth Account
Registered investment companies	8	$4.81 billion	0	$0
Other pooled investment vehicles	5	$566 million	0	$0
Other accounts	79	$4.8 billion	1	$116 million

Anthony Rizza: Large Cap Growth Account
Registered investment companies	8	$4.81 billion	0	$0
Other pooled investment vehicles	5	$566 million	0	$0
Other accounts	79	$4.8 billion	1	$116 million
Compensation
Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

a.
Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.
Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.
A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.
All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Thomas J. Bisighini	LargeCap Growth	None
Anthony Rizza	LargeCap Growth	None

Sub-Advisor: Edge Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$13.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Accounts
Registered investment companies	3	$8.7 billion	0	$0
Other pooled investment vehicles	3	$125.8 million	0	$0
Other accounts	2	$305.9 million	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$12.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Phillip M. Foreman: Principal Capital Appreciation Account
Registered investment companies	1	$2.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

John R. Friedl: Government & High Quality Bond, Income and Short-Term Income Accounts
Registered investment companies	3	$6 billion	0	$0
Other pooled investment vehicles	1	$403.4 million	0	$0
Other accounts	0	$0	0	$0

Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$13.1 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$6 billion	0	$0
Other pooled investment vehicles	1	$403.4 million	0	$0
Other accounts	0	$0	0	$0

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$6 billion	0	$0
Other pooled investment vehicles	1	$403.4 million	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Equity Income Account
Registered investment companies	2	$6.4 billion	0	$0
Other pooled investment vehicles	3	$125.8 million	0	$0
Other accounts	2	$305.9 million	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$6 billion	0	$0
Other pooled investment vehicles	1	$403.4 million	0	$0
Other accounts	0	$0	0	$0
Compensation
Edge offers a competitive base salary and incentive compensation plan which attracts and retains top talent. Total compensation is targeted to be competitive with national averages, and all investment professionals participate in our incentive compensation plan. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total compensation is targeted to be competitive with the national averages. All investment professionals participate in our incentive compensation plan.
The incentive-based portion of the investment professionals’ compensation is predominantly investment performance, but it also includes professional performance and the firm’s financial metrics. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth.
There is a portion of the cash based incentive compensation for employees that may be deferred. This is dependent primarily on the level of the overall cash incentive compensation award. If the overall cash incentive compensation award reaches a certain threshold, a portion of the award may be deferred over a three year vesting schedule. The deferred assets are phantom shares typically invested in the Portfolio Manager’s lead mutual fund.
In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels.
Finally, all investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan. All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced	None
Charles D. Averill	SAM Conservative Balanced	None
Charles D. Averill	SAM Conservative Growth	None
Charles D. Averill	SAM Flexible Income	None
Charles D. Averill	SAM Strategic Growth	None
Daniel R. Coleman	Equity Income	None
Daniel R. Coleman	Principal Capital Appreciation	None
Jill R. Cuniff	SAM Balanced	None
Jill R. Cuniff	SAM Conservative Balanced	None
Jill R. Cuniff	SAM Conservative Growth	None
Jill R. Cuniff	SAM Flexible Income	None
Jill R. Cuniff	SAM Strategic Growth	None
Phillip M. Foreman	Principal Capital Appreciation	None
John R. Friedl	Government & High Quality Bond	None
John R. Friedl	Income Account	None
John R. Friedl	Short-Term Income	None
Todd A. Jablonski	SAM Balanced	None
Todd A. Jablonski	SAM Conservative Balanced	None
Todd A. Jablonski	SAM Conservative Growth	None
Todd A. Jablonski	SAM Flexible Income	None
Todd A. Jablonski	SAM Strategic Growth	None
Ryan P. McCann	Government & High Quality Bond	None
Ryan P. McCann	Income Account	None
Ryan P. McCann	Short-Term Income	None
Scott J. Peterson	Government & High Quality Bond	None
Scott J. Peterson	Income	None
Scott J. Peterson	Short-Term Income	None
David W. Simpson	Equity Income	None
Gregory L. Tornga	Government & High Quality Bond	None
Gregory L. Tornga	Income	None
Gregory L. Tornga	Short-Term Income	None

Sub-Advisor: Emerald Advisers, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Joseph W. Garner: SmallCap Growth Account II
Registered investment companies	4	$654.7 million	$0	$0
Other pooled investment vehicles	0	$0	$0	$0
Other accounts	38	$1.6 billion	$0	$0

Kenneth G. Mertz II: SmallCap Growth Account II
Registered investment companies	5	$747.2 million	$0	$0
Other pooled investment vehicles	0	$0	$0	$0
Other accounts	38	$1.6 billion	$0	$0

Stacey L. Sears: SmallCap Growth Account II
Registered investment companies	4	$654.7 million	$0	$0
Other pooled investment vehicles	0	$0	$0	$0
Other accounts	38	$1.6 billion	$0	$0
Compensation
Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan of which the first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) meets on an annual basis to review the firm’s compensation structure and periodically adjusts individual’s salary based on job performance.
Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc.
Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments.
In addition, Emerald maintains a “firm-wide” bonus plan, where Emerald’s employees are compensated by operating units including portfolio management, research, marketing, client servicing, operations and staff support.
All employees share in the potential profit and growth of the company through a tax deferred retirement plan (ESOP). Upon adoption of the ESOP plan in October 2012, key employees all signed employment contracts. All other employees are subject to a six year vesting schedule.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Joseph W. Garner	SmallCap Growth II	None
Kenneth G. Mertz II	SmallCap Growth II	None
Stacey L. Sears	SmallCap Growth II	None

Sub-Advisor: J.P. Morgan Investment Management Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Phillip D. Hart: SmallCap Value Account I
Registered Investment Companies	17	$7.43 billion	0	$0
Other Pooled Investment Vehicles	3	$531.85 million	0	$0
Other Accounts	1	$221.05 million	0	$0

Dennis S. Ruhl: SmallCap Value Account I
Registered Investment Companies	24	$13.01 billion	0	$0
Other Pooled Investment Vehicles	5	$803.32 million	0	$0
Other Accounts	4	$789.87 million	0	$0

Compensation
J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Phillip D. Hart	SmallCap Value I	None
Dennis S. Ruhl	SmallCap Value I	None

Sub-Advisor: Mellon Capital Management
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David C. Kwan: Bond Market Index Account
Registered investment companies	18	$ 9.97 billion	0	$0
Other pooled investment vehicles	53	$15.02 billion	3	$197.86 million
Other accounts	39	$22.2 billion	0	$0

Gregg Lee: Bond Market Index Account
Registered investment companies	18	$ 9.97 billion	0	$0
Other pooled investment vehicles	53	$15.02 billion	3	$197.86 million
Other accounts	39	$22.2 billion	0	$0

Zandra Zelaya: Bond Market Index Account
Registered investment companies	18	$ 9.97 billion	0	$0
Other pooled investment vehicles	53	$15.02 billion	3	$197.86 million
Other accounts	39	$22.2 billion	0	$0

Compensation
The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.
Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
David C. Kwan	Bond Market Index	None
Gregg Lee	Bond Market Index	None
Zandra Zelaya	Bond Market Index	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Account
Registered investment companies	1	$5.1 billion	0	$0
Other pooled investment vehicles	3	$3.02 billion	0	$0
Other accounts	3	$307.0 million	0	$0

Juliet Cohn: Diversified International Account
Registered investment companies	1	$5.1 billion	0	$0
Other pooled investment vehicles	3	$3.0 billion	0	$0
Other accounts	4	$415.5 million	1	$20.9 million

Mihail Dobrinov: International Emerging Markets Account
Registered investment companies	2	$1.9 billion	0	$0
Other pooled investment vehicles	1	$892.0 million	0	$0
Other accounts	13	$2.4 billion	7	$740.9 million

Arild Holm: LargeCap Value Account
Registered investment companies	1	$3.5 billion	0	$0
Other pooled investment vehicles	3	$687.2 million	0	$0
Other accounts	2	$90.6 million	0	$0

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas L. Kruchten: LargeCap S&P 500 Index & LargeCap S&P 500 Managed Volatility Index Accounts
Registered investment companies	4	$6.6 billion	0	$0
Other pooled investment vehicles	3	$18.12 billion	0	$0
Other accounts	1	$126.0 million	0	$0

K. William Nolin: MidCap Account
Registered investment companies	2	$8.2 billion	0	$0
Other pooled investment vehicles	19	$2.8 billion	0	$0
Other accounts	7	$84.8 million	0	$0

Phil Nordhus: SmallCap Blend Account
Registered investment companies	1	$65.0 million	0	$0
Other pooled investment vehicles	6	$1,13 billion	0	$0
Other accounts	2	$7.3 million	1	$0.2 million

Brian Pattinson: SmallCap Blend Account
Registered investment companies	1	$65.0 million	0	$0
Other pooled investment vehicles	7	$2.01 billion	0	$0
Other accounts	5	$1.14 billion	3	$199.7 million

Tom Rozycki: MidCap Account
Registered investment companies	2	$8.2 billion	0	$0
Other pooled investment vehicles	3	$2.1 billion	0	$0
Other accounts	7	$84.8 million	0	$0

Jeffrey A. Schwarte: LargeCap Value Account
Registered investment companies	2	$3.8 billion	0	$0
Other pooled investment vehicles	6	$1.03 billion	0	$0
Other accounts	4	$293.1 million	1	$1.4 million

Alan Wang: International Emerging Markets Account*
Registered investment companies	3	$2.521 billion	0	$0
Other pooled investment vehicles	1	$807.2 million	0	$0
Other accounts	7	$2.033 billion	1	$5.2 million

Mohammed Zaidi: International Emerging Markets Account
Registered investment companies	2	$1.9 billion	0	$0
Other pooled investment vehicles	1	$892.0 million	0	$0
Other accounts	14	$2.54 billion	7	$740.9 million
* Information as of September 30, 2014
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in equity funds managed by the team, via a co-investment program. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	None
Juliet Cohn	Diversified International	None
Mihail Dobrinov	International Emerging Markets	None
Arild Holm	LargeCap Value	None
Thomas L. Kruchten	LargeCap S&P 500 Index	None
Thomas L. Kruchten	LargeCap S&P 500 Managed Volatility Index	None
K. William Nolin	MidCap	None
Phil Nordhus	SmallCap Blend	None
Brian Pattinson	SmallCap Blend	None
Tom Rozycki	MidCap	None
Jeffrey A. Schwarte	LargeCap Value	None
Alan Wang*	International Emerging Markets	None
Mohammed Zaidi	International Emerging Markets	None
* Information as of September 30, 2014

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Bill Armstrong: Bond & Mortgage Securities Account
Registered investment companies	2	$2.4 billion	0	$0
Other pooled investment vehicles	5	$4.34 billion	0	$0
Other accounts	19	$5.9 billion	3	$854.4 million

Tracy Reeg: Money Market Account
Registered investment companies	1	$1.11 billion	0	$0
Other pooled investment vehicles	1	$1.92 billion	0	$0
Other accounts	0	$0	0	$0

Alice Robertson: Money Market Account
Registered investment companies	1	$1.11 billion	0	$0
Other pooled investment vehicles	1	$1.92 billion	0	$0
Other accounts	0	$0	0	$0

Tim Warrick: Bond & Mortgage Securities Account
Registered investment companies	1	$2.33 billion	0	$0
Other pooled investment vehicles	5	$4.51 billion	0	$0
Other accounts	27	$9.42 billion	2	$854.3 million

Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. Investment performance is a primary determinant in the allocation of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders. Team results and individual contributions are among the other factors impacting incentive compensation levels.
In addition to investment performance, other discretionary factors and metrics are specifically aligned with the results of the Fixed Income group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in fixed income funds managed by the team, via a co-investment program. All senior team members have substantial investments in fixed income funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Bill Armstrong	Bond & Mortgage Securities	None
Tracy Reeg	Money Market	None
Alice Robertson	Money Market	None
Tim Warrick	Bond & Mortgage Securities	None

Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Matthew Annenberg*: Balanced, Principal LifeTime 2010, 2020, 2030, 2040, 2050, 2060, and Strategic Income Accounts
Registered investment companies	12	$28,187.5 million	0	$0
Other pooled investment vehicles	6	$812.1 million	0	$0
Other accounts	0	$0	0	$0

Scott Smith*: Balanced Account
Registered investment companies	0	0	0	$0
Other pooled investment vehicles	0	0	0	$0
Other accounts	1	$655.3 million	0	$0
*Information as of October 31, 2014.
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for Multi-Asset Advisors investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of Principal Global Investors, as well as the parent company Principal Financial Group.  The structure is applied among all investment professionals.  Team results and individual contributions are among the other factors impacting incentive compensation levels.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Matthew Annenberg	Principal LifeTime 2010	None
Matthew Annenberg	Principal LifeTime 2020	None
Matthew Annenberg	Principal LifeTime 2030	None
Matthew Annenberg	Principal LifeTime 2040	None
Matthew Annenberg	Principal LifeTime 2050	None
Matthew Annenberg	Principal LifeTime 2060	None
Matthew Annenberg	Principal LifeTime Strategic Income	None
Matthew Annenberg*	Balanced	None
Scott Smith*	Balanced	None
*Information as of November 30, 2014.

Sub-Advisor: Principal Real Estate Investors, LLC
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$16.2 million	0	$0
Other accounts	10	$330.6 million	0	$0

Anthony Kenkel: Real Estate Securities Account
Registered investment companies	6	$4.36 billion	0	$0
Other pooled investment vehicles	3	$324.8 million	0	$0
Other accounts	21	$1.43 billion	1	$15.4 million

Kelly D. Rush: Real Estate Securities Account
Registered investment companies	5	$4.35 billion	0	$0
Other pooled investment vehicles	3	$324.8 million	0	$0
Other accounts	19	$1.38 billion	1	$15.4 million
Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation.  Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with half of the deferred portion awarded in Principal Financial Group stock, while the other half is required to be invested in equity funds managed by the team, via a co-investment program. All senior team members have substantial investments in real estate funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	None
Anthony Kenkel	Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	None

Sub-Advisor:	Spectrum Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
L. Phillip Jacoby, IV: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	6	$7.92 billion	0	$0
Other pooled investment vehicles	9	$2.67 billion	0	$0
Other accounts	28	$5.06 billion	0	$0

Manu Krishnan: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	6	$7.92 billion	0	$0
Other pooled investment vehicles	9	$2.67 billion	0	$0
Other accounts	28	$5.06 billion	0	$0

Kevin Nugent: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$0.20 million	0	$0
Other accounts	0	$0	0	$0
Compensation
The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus. Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis. The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•
Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•	Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually.

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization

•	Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
L. Phillip Jacoby, IV	LargeCap S&P 500 Managed Volatility Index Account	None
Manu Krishnan	LargeCap S&P 500 Managed Volatility Index Account	None
Kevin Nugent	LargeCap S&P 500 Managed Volatility Index Account	None

APPENDIX A
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years, during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI:

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board*
ClearBridge Investments, LLC	Joseph A. Sullivan	Legg Mason, Inc.	President and CEO	2013-present
J.P. Morgan Investment Management, Inc.	George C.W. Gatch	JPMorgan Asset Management	CEO, JPMorgan Funds	2011-present
Mellon Capital Management	Jonathan Baum	Bank of New York Mellon / Dreyfus Corporation	Chairman and CEO	2009-2013
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Variable Contracts Funds, Inc.	President and CEO	2012-present
T. Rowe Price Associates, Inc.	Edward C. Bernard	T. Rowe Price Group, Inc.	Vice Chairman	2006-present

*	As of December 31, 2013

APPENDIX B – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."
Description of Moody's Commercial Paper Ratings:
Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:
Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:
Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings
A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:
Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.
Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Account appear in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate
Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
_________________________________________
1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For

Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub -advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

S:\H223\JENNIFER EDDY\Board Meetings--Jen\June 2003\Proxy Voting marked.doc

Brown Advisory
PROXY VOTING POLICY ON SECURITIES*
The Firm shall vote proxies consistent with this Policy. Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors. Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure. Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The Firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:
a) In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b) In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.
Abstention
The Firm may abstain from voting proxies in certain circumstances. The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
Recordkeeping
The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. The Firm will retain the following:

◦	Copies of the proxy voting procedures and policies, and any amendments thereto.

◦
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

◦	A record of each vote that the Firm casts.

◦	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

◦
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.
A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

CLEARBRIDGE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 6, 2012

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE ADVISORS
Proxy Voting Policies and Procedures

I.TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.    CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
C.    Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.
We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office
We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.
We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
2.Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
3.Bundled Proposals
We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.Other Business

We vote for proposals that seek to bring forth other business matters.

6.Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.    Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.Reverse Stock Splits
We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.Dual-Class Stock
We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
d.Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.    401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
14.Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals
We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.Changing Corporate Name
We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items
In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.
The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.
VI.    OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
A.    Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
B    Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.    DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.
If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.
VIII.    RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Columbus Circle Investors
PROXY VOTING POLICY
2011

I.    Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.    Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.    Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.    Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C.Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

JP Morgan
Asset Management

Global Proxy Voting
Procedures and Guidelines
For North America, Europe, Middle East, Africa, Central America, South America and
Asia

2014 Edition

April 1, 2014

JPMorgan Asset Management Corporate Governance    Page 1

JP Morgan
Asset Management

Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

A.    Objective……………………………………………………………………    3
B.    Proxy Committee………………………………………………………….    3
C.    The Proxy Voting Process……………………………………………..3-4
D.    Material Conflicts of Interest…………………………………………....    5
E.    Escalation of Material Conflicts of Interest…………………………..    5
F.    Recordkeeping…………………………………………………………….    6
Exhibit A…………………………………………………………………….    6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

A.    North America…………………………………………………………    8-23
Table of Contents……………………………………………………..    9-10
Guidelines……………………………………………………………...    11-23

Europe, Middle East, Africa, Central America
and South America………………………………………………….    25-42
Table of Contents…………………………………………………………    25
Guidelines……………………………………………………………...    27-42

C.    Asia (ex-Japan)..……………………………………………………..    43-50
Table of Contents…………………………………………………………    44
Guidelines……………………………………………………………...    45-50

D.    Japan..………………………………………………………………….51-58
Table of Contents…………………………………………………………    52
Guidelines……………………………………………………………...    53-58

JPMorgan Asset Management Corporate Governance    Page 2

JP Morgan
Asset Management

Part I: JPMorgan Asset Management Global
Proxy Voting Procedures

A.     Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.     Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.    The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1
_______________________
1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.    The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

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D.    Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.    Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

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F.    Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset Management

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Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections 11

2.	Proxy Contests 11

a.	Election of Directors 11

b.	Reimburse Proxy Solicitation Expenses 11

3.	Ratification of Auditors 12

4.	Proxy Contest Defenses 13-14

a.	Board Structure: Staggered vs. Annual Elections 13

b.	Shareholder Ability to Remove Directors 13

c.	Cumulative Voting 13

d.	Shareholder Ability to Call Special Meeting 14

e.	Shareholder Ability to Act by Written Consent 14

f.	Shareholder Ability to Alter the Size of the Board 14

5.	Tender Offer Defenses 14-15

a.	Poison Pills 14

b.	Fair Price Provisions 14

c.	Greenmail 14

d.	Unequal Voting Rights 14

e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws 15

f.	Supermajority Shareholder Vote Requirement to Approve Mergers 15

6.	Miscellaneous Board Provisions 15-16

a.	Separate Chairman and CEO Positions 15

b.	Lead Directors and Executive Sessions 15

c.	Majority of Independent Directors 15-16

d.	Stock Ownership Requirements 16

e.	Hedging/Pledging of Securities 16

f.	Term of Office 16

g.	Director and Officer Indemnification and Liability Protection 16

h.	Board Size 16

i.	Majority Vote Standard 16

7.	Miscellaneous Governance Provisions 16-17

a.	Independent Nominating Committee 16

b.	Confidential Voting 16

c.	Equal Access 16

d.	Bundled Proposals 16-17

e.	Charitable Contributions 17

f.	Date/Location of Meeting 17

g.	Include Nonmanagement Employees on Board 17

h.	Adjourn Meeting if Votes are Insufficient 17

i.	Other Business 17

j.	Disclosure of Shareholder Proponents 17

k.	Exclusive Venue 17

8.	Capital Structure 17-18

a.	Common Stock Authorization 17

b.	Stock Distributions: Splits and Dividends 17

c.	Reverse Stock Splits 17

d.	Blank Check Preferred Authorization 17-18

e.	Shareholder Proposals Regarding Blank Check Preferred Stock 18

f.	Adjustments to Par Value of Common Stock 18

g.	Restructurings/Recapitalizations 18

h.	Share Repurchase Programs 18

i.	Targeted Share Placements 18

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Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation 18-20

a.	Stock-based Incentive Plans 18-19

b.	Approval of Cash or Cash-and-Stock Bonus Plans 19

c.	Shareholder Proposals to Limit Executive and Director Pay 19

d.	Say on Pay 19

e.	Golden and Tin Parachutes 19-20

f.	401(k) Employee Benefit Plans 20

g.	Employee Stock Purchase Plans 20

h.	Option Expensing 20

i.	Option Repricing 20

j.	Stock Holding Periods 20

k.	Transferable Stock Options 20

l.	Recoup Bonuses .20

m.	Two Tiered Board Compensation 20

10.	Incorporation 20

a.	Reincorporation Outside of the United States 20

b.	Voting on State Takeover Statutes 20

c.	Voting on Reincorporation Proposals 20

11.	Mergers and Corporate Restructurings 21

a.	Mergers and Acquisitions 21

b.	Nonfinancial Effects of a Merger or Acquisition 21

c.	Corporate Restructuring 21

d.	Spin-offs 21

e.	Asset Sales 21

f.	Liquidations 21

g.	Appraisal Rights 21

h.	Changing Corporate Name 21

12.	Social and Environmental Issues 21-23

a.	Military Business 22

b.	International Labor Organization Code of Conduct 22

c.	Promote Human Rights in China, Nigeria, and Burma 22

d.	World Debt Crisis 22

e.	Equal Employment Opportunity and Discrimination 22

f.	Animal Rights 22-23

g.	Product Integrity and Marketing 23

h.	Human Resources Issues 23

i.	Link Executive Pay with Social and/or Environmental Criteria 23

j.	High Risk Markets 23

k.	Political Contributions 23

13.	Foreign Proxies 23

14. Pre-Solicitation Contact    23

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Part II.A: North America Guidelines

1.    Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)
WITHHOLD from directors who are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies.

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)
WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans,last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)
Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.    Proxy Contests
2a.     Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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2b.     Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.     Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.     Proxy Contest Defenses
4a.     Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.     Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.     Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d.     Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.     Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.     Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.     Tender Offer Defenses
5a.     Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.     Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.     Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.     Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e.     Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.     Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.     Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b.    Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.     Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

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Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6h.    Board Size
Vote for proposals to limit the size of the board to 15 members.

6i.    Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.     Miscellaneous Governance Provisions
7a.    Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b.    Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.    Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

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7d.    Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.    Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.    Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.    Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.    Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.     Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.     Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.    Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.    Capital Structure
8a.    Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.    Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.    Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.     Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

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Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.     Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.     Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.    Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.    Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.     Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.    Executive and Director Compensation
9a.    Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations

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are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.    Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.    Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e.     Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

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Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.    401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g.    Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.     Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i.     Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.     Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.    Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9m.    Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation
10a.     Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies

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and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12a. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

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12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.    Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London. Tokyo and Hong Kong The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.    Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•     a pending acquisition or sale of a substantial business;
•     financial results that are better or worse than recent trends would lead one to expect;
•    major management changes;
•     an increase or decrease in dividends;
•     calls or redemptions or other purchases of its securities by the company;
•     a stock split, dividend or other recapitalization; or
•     financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B:	Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

I    Policy    26-28
II    Voting Guidelines    30-35
1.    Reports & Accounts    30
2.    Dividends    30
3.    Board of Directors    30-32
4.    Compensation    32-34
5.    Auditors    34
6.    Issue of Capital    34-35
7.    Mergers/Acquisitions    35
8.    Voting Rights    35
9.    Others    35-36
III    Stewardship    37-39
IV    Social and Environmental     40-42

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the National Association of Pension Funds (NAPF) and the Investment Management Association (IMA) and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist, e.g. the Tabaksblat Code in the Netherlands, the Cromme Codex in Germany, the MEDEF-AFEP Code in France and the Luxembourg ALFI Code of Conduct. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM scrutinises every proxy individually, voting for or against each resolution, or actively withholding our vote, on a case-by-case basis. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action.. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

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As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. The Committee is composed of senior analysts, portfolio managers and governance specialists. It meets at least quarterly, or more frequently as circumstances dictate. Its minutes are circulated to senior management, including the Global Head of Equity to whom it reports.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

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J.P. Morgan Asset Management

London Proxy Committee

October 2013

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II.	VOTING GUIDELINES
1.    REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

The UK has recently introduced a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation

2.    DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.    BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

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Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We welcomed the report by Lord Davies in the UK and, although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy.

Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

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Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

We agree with the findings of the Walker Review in the UK that boards of banks, or other large or complex companies, should consider the establishment of a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust

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companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also agree with the view of the NAPF, that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors. SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.    COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Similarly, we agree with the view of the NAPF, ABI and others that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Market practice regarding the length of director’s service contracts varies enormously:
JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area.
Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and increasingly for chief executive’s at least two years’ salary.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made.

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Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s strategy and objectives in the long-term. There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those

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of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.    AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6.    ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution. In the UK, such issuances should be consistent with ABI, NAPF and similar guidelines.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

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Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.    MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may also split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.    VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.    OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

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Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally abstain in relation to‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.
see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

October 2013

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III.    STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

JPMAM does not outsource any of its stewardship activity. Proxy votes are scrutinised individually by governance specialists in conjunction with the analyst or portfolio manager. Automated standing instructions to vote in a certain way (e.g. to always vote with management) are never issued in relation to voting managed out of London.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

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The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case-by-case basis, depending on the respective desired investment outcomes of those clients.

3.    Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. Each record is updated at least annually. Notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary Environmental, Social and Governance (‘ESG’) rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned(although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at over 5,000 shareholder meetings a year in nearly 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

5.    Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the NAPF, ABI and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as merger and acquisition activity.

6.    Have a clear policy on voting and disclosure of voting activity.

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JPMAM votes at over 10,000 shareholder meetings each year, in nearly seventy markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.
JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. Additionally, we now disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.    Report periodically on their stewardship and voting activities.

JPMAM produces detailed quarterly voting and engagement activity reports for its clients, and also publishes summary information on its public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website:

www.frc.org.uk/documents

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IV.    SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

J.P. Morgan Asset Management is a signatory to the United Nations Principles of Responsible Investment (‘UNPRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region routinely take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2. Be active owners and incorporate ESG into ownership policies and practices

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JPMAM votes at over 10,000 AGMs in more than seventy markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually. Fund managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with industry bodies such as the NAPF, ABI and IMA to promote the Principles within the industry.

5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies. Where appropriate, we also work with our competitors in collective engagement exercises with companies.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a signatory to Carbon Disclosure Project. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.equator-principles.com

Produced by:

Robert G Hardy
Executive Director
Head of Corporate Governance
+44 20 7742 5736
robert.g.hardy@jpmorgan.com

Version 16.02
Published October 2013

For Investment Professional use only – not for retail use or distribution
This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

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J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.
Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.
Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Conduct Authority. Registered in England No.

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Part II.C: Asia (ex-Japan)

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Part II.C:     Asia (ex-Japan) Guidelines Table of Contents

I    Principles    45
II    Policy and Procedures    45-46
III    Voting Guidelines    47-50

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I PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II POLICY AND PROCEDURES

1 Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the
Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

2 Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are

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any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports
2. Approve Dividend
3. Election and re-election of directors
4. Fix remuneration of directors
5. Appoint auditors and fix remunerations
6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7. Approve repurchase of shares (up to 20% of issued capital)
8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

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Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors
We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

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Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

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Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

Poison Pills

Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.
JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management
Pacific Regional Group – Asia ex Japan
Asia Proxy Committee

April 2013

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Part II.D: Japan

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Part II.D:     Japan

I    Basic Policy on Corporate Governance    53
II    Corporate Governance Guidelines    54-58

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Basic Policy on Corporate Governance

1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•
It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•
Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

29th March 2013
JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Pay-out ratio
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

The guidelines above relating to a company’s capital ratio will not be applied in the case of financial institutions; the income allocation proposals for financial institutions will be assessed on a case by case basis.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%.

Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors
In principle, we believe companies should appoint independent directors. AMJ believes that a strong independent element to a board is essential to the effective running of a company. With respect to AGMs/EGMs held after 1st

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April 2014, we expect companies to appoint a minimum of one external director; if the company does not appoint at least one external director, in principle we will oppose the election of the representative director, such as the president of the company.

Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees and boards with statutory auditors.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

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Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

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AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings
This is an item included within a Japanese context. Where company hold shares or have cross-shareholdings, AMJ believes companies should provide a comprehensive explanation of its mid to long term strategy, including its finance strategy with due concern for capital costs, to shareholders. We will consider voting against the re-election of directors where we believe the holdings of equities is inordinately high in comparison to its shareholders’ equity and the company has not sought to reduce its holdings.

Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

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Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues
Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value.

Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

JPMorgan Asset Management Corporate Governance    Page 58

MELLON CAPITAL MANAGEMENT

Proxy Voting

POLICY:
As investment advisor, Mellon Capital Management Corporation (“Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation's (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &

MONITORING OF ISS:
Mellon Capital's Onboarding Team has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MELLON CAPITAL MANAGEMENT

VOTING BNY MELLON

STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MELLON CAPITAL MANAGEMENT

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY

1.
Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon's participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

MELLON CAPITAL MANAGEMENT

6.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.
Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

MELLON CAPITAL MANAGEMENT

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.
Charter - We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

•Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

•
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
•
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

TRP 2014 Proxy Voting Policies and Procedures.doc
Updated: February 2014
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